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                                                                 Exhibit 99.3

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                               Greenbelt Division

----------------------------------------)
                                        )
In re                                   )
                                        )
CRIIMI MAE Inc., et al.,                )        Chapter 11
                                        )        Case Nos. 98-2-3115(DK)
                Debtors.                )        through 98-2-3117(DK)
                                        )        (Jointly Administered)
----------------------------------------)


                PRAECIPE FILING AMENDED EXHIBIT H TO THE DEBTORS'
                    SECOND AMENDED JOINT DISCLOSURE STATEMENT

              In connection with the hearing on approval of the Debtors' Second Amended Joint Disclosure Statement held on April 25, 2000, CRIIMI MAE Inc. ("CMI"), CRIIMI MAE Holdings II, L.P. ("Holdings") and CRIIMI MAE Management, Inc. ("Management") (collectively, the "Debtors") and the Official Committee of Equity Security Holders of CMI (the "Equity Committee"), by and through their undersigned counsel, hereby file this Praecipe Filing Exhibit H to the Debtors' Second Amended Disclosure Statement (the "Disclosure Statement").

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              Attached hereto as Exhibit H is the 10-Q Quarterly Report for the quarter ended March 31, 2000 to be included with the Disclosure Statement filed on April 25, 2000. Approval of the Disclosure Statement including the exhibit filed herewith is hereby requested.

Dated:  July 12, 2000


VENABLE, BAETJER AND                         AKIN, GUMP, STRAUSS,
     HOWARD, LLP                                    HAUER & FELD, L.L.P.

By:       /s/                                By:        /s/
  ---------------------------------------      -----------------------------
  Richard L. Wasserman                         Stanley J. Samorajczyk
  Federal Bar No. 02784                        Federal Bar No. 03113
  Carrie B. Weinfeld                           1333 New Hampshire Ave., NW
  Federal Bar No. 25365                        Washington, D.C.  20036
  1800 Mercantile Bank and Trust Building      (202) 887-4000
  Two Hopkins Plaza
  Baltimore, Maryland 21201                    Co-Counsel for CRIIMI MAE Inc.
  (410) 244-7400                               and CRIIMI MAE Holdings II, L.P.,
                                               Debtors-in-Possession

  Co-Counsel for CRIIMI MAE Inc.
  and CRIIMI MAE Holdings II, L.P.,
  Debtors-in-Possession

SHULMAN, ROGERS, GANDAL,                    COVINGTON & BURLING
    PORDY & ECKER, P.A.

By:         /s/                             By:        /s/
  --------------------------------------      ---------------------------------
  Morton A. Faller                            Michael St. Patrick Baxter
  Federal Bar No. 01488                       Federal Bar No. 09694
  11921 Rockville Pike                        Dennis B. Auerbach
  Third Floor                                 Federal Bar No. 09290
  Rockville, MD 20852-2753                    1201 Pennsylvania Avenue, N.W.
  (301) 231-0928                              Washington, D.C. 20044
                                              (202) 662-6000

  Counsel for CRIIMI MAE
  Management, Inc.,                           Counsel for the Official Committee
  Debtor-in-Possession                        of Equity Security Holders of
                                              CRIIMI MAE Inc.


                                      -2-
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                           EXHIBIT H TO THE DEBTORS'
                    SECOND AMENDED JOINT DISCLOSURE STATEMENT













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CRIIMI MAE Inc.'s Quarterly Report for the quarter ended March 31, 2000 is incorporated herein by reference from the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 22, 2000.